Fees Summary	Jan. 17, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 173,181,148.08
Previously Paid Amount	23,861.65
Total Fee Amount	23,916.33
Total Offset Amount	0.00
Net Fee	$ 54.68